EXHIBIT 32.1/32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF TIE SARBANES-OXLEY ACT OF 2002

The undersigned, Wei-Hsien Lin, the President of YUMMIES, INC. (the “Company”), DOES HEREBY CERTIFY that:

1.	The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this 26 day of February 2024.

/s/ Wei-Hsien Lin
Wei-Hsien Lin
President
(Principal Executive Officer and
Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Yummies, Inc. and will be retained by Yummies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.